                          INDEPENDENT AUDITORS' CONSENT



To the Shareholders and Board of Directors of The OFFIT Investment Fund, Inc.:

We consent to the incorporation by reference, in the Prospectus and Statement of Additional Information, of our report dated February 19, 2002, on the statements of assets and liabilities for the OFFIT Investment Fund, Inc., consisting of the OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the OFFIT Investment Fund, Inc., as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Information" in the Statement of Additional Information.



                                             KPMG LLP




New York, New York
April 12, 2002

                          INDEPENDENT AUDITORS' CONSENT


To the Shareholders and Board of Directors of The OFFIT Investment Fund, Inc.:

We consent to the incorporation by reference, in the Prospectus and Statement of Additional Information of the MSD & T shares of the OFFIT High Yield Fund, of our report dated February 19, 2002, on the statements of assets and liabilities for the OFFIT Investment Fund, Inc., consisting of the OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund as of December 31, 2001, and the related statement of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the OFFIT Investment Fund, Inc., as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Information" in the Statement of Additional Information.


                                             KPMG LLP



New York, New York
April 12, 2002